Exhibit 99.1

FOR IMMEDIATE RELEASE

BENCHMARK REPORTS FOURTH QUARTER AND FISCAL YEAR 2024 RESULTS

TEMPE, AZ, January 29, 2025 – Benchmark Electronics, Inc. (NYSE: BHE) today announced financial results for the fourth quarter and year ended December 31, 2024.

Fourth quarter 2024 results(1):

•
Revenue of $657 million with year-over-year growth in Semi-Cap, A&D and Industrials offset by anticipated weakness in Medical and AC&C
•
GAAP and non-GAAP gross margin of 10.3% and 10.4%
•
GAAP and Non-GAAP operating margin of 4.3% and 5.1%
•
GAAP and non-GAAP earnings per share of $0.50 and $0.61
•
Delivered 7th consecutive quarter of positive Free Cash Flow

Full year 2024 results(1):

•
Revenue of $2.7 billion driven by strength in Semi-Cap and A&D
•
GAAP and non-GAAP gross margin of 10.2%, up 70 and 60 basis points year-over-year
•
GAAP and non-GAAP operating margin of 4.1% and 5.1%
•
GAAP earnings per share of $1.72, with non-GAAP earnings of $2.29
•
Delivered $156 million in Free Cash Flow

	Three Months Ended
	December 31,	September 30,	December 31,
(Amounts in millions, except per share data)	2024	2024	2023
Sales	$657	$658	$691
Net income	$18	$15	$18
Income from operations	$29	$28	$32
Net income – non-GAAP(1)	$22	$21	$23
Income from operations – non-GAAP(1)	$33	$35	$38
Diluted earnings per share	$0.50	$0.42	$0.49
Diluted earnings per share – non-GAAP(1)	$0.61	$0.57	$0.65
Operating margin	4.3%	4.3%	4.6%
Operating margin – non-GAAP(1)	5.1%	5.3%	5.5%

	Year Ended
	December 31,
(Amounts in millions, except per share data)	2024	2023
Sales	$2,656	$2,839
Net income	$63	$64
Income from operations	$109	$110
Net income – non-GAAP(1)	$84	$85
Income from operations – non-GAAP(1)	$135	$139
Diluted earnings per share	$1.72	$1.79
Diluted earnings per share – non-GAAP(1)	$2.29	$2.38
Operating margin	4.1%	3.9%
Operating margin – non-GAAP(1)	5.1%	4.9%

(1) A reconciliation of non-GAAP results to the most directly comparable GAAP measures and a discussion of why management believes these non-GAAP results are useful are included below.

“The past year has reinforced that our strategy is working, as we have continued to drive margin expansion and free cash flow generation. Our demonstrated execution across cycles gives me confidence in our ability to continue to drive value for our stakeholders,” said Jeff Benck, Benchmark’s President and CEO.

Benck continued “We will continue to focus on maintaining financial discipline during this dynamic environment, while strategically investing in our future growth. To that end, we are breaking ground on our fourth building in Penang, Malaysia in support of our ongoing momentum in the Semiconductor Capital Equipment sector.”

Cash Conversion Cycle

	December 31,	September 30,	December 31,
	2024	2024	2023
Accounts receivable days	57	51	59
Contract asset days	23	26	23
Inventory days	85	89	99
Accounts payable days	(54)	(54)	(53)
Advance payments from customers days	(22)	(22)	(30)
Cash conversion cycle days	89	90	98

Fourth Quarter 2024 Industry Sector Update

Revenue and percentage of sales by industry sector were as follows.

	December 31,		September 30,		December 31,
(In millions)	2024		2024		2023
Semi-Cap	$198	30%	$188	28%	$168	24%
Complex Industrials	140	21	151	23	132	19
Medical	117	18	107	16	126	18
A&D	117	18	102	16	102	15
AC&C	85	13	110	17	163	24
Total	$657	100%	$658	100%	$691	100%

Revenue decreased quarter over quarter primarily due to decreases in Advanced Computing and Communications (AC&C) sales, which were partially offset by increases in Semi-Cap and A&D sales. Revenue decreased year-over-year primarily due to decreases in Medical and AC&C sales, which were partially offset by increases in Semi-Cap and A&D sales.

First Quarter 2025 Guidance

•
Revenue between $620 million - $660 million
•
Diluted GAAP earnings per share between $0.34 - $0.40
•
Diluted non-GAAP earnings per share between $0.48 - $0.54
•
Non-GAAP earnings per share guidance excludes stock-based compensation expense of approximately $4.5 million and other non-operating expenses of $2.6 million to $2.8 million which includes restructuring, amortization of intangibles and other expenses.

Fourth Quarter 2024 Earnings Conference Call

The Company will host a conference call to discuss the results today at 5:00 p.m. Eastern Time. The live webcast of the call and accompanying reference materials will be accessible by logging on to the Company’s website at www.bench.com. A replay of the broadcast will also be available on the Company’s website.

About Benchmark Electronics, Inc.

Benchmark provides comprehensive solutions across the entire product life cycle by leading through its innovative technology and engineering design services, leveraging its optimized global supply chain and delivering world-class manufacturing services in the following industries: semiconductor capital equipment, complex industrials, medical, commercial aerospace, defense, and advanced computing and communications. Benchmark’s global operations include facilities in seven countries and its common shares trade on the New York Stock Exchange under the symbol BHE.

For More Information, Please Contact:

Paul Mansky, Investor Relations and Corporate Development

1-623-300-7052 or paul.mansky@bench.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, express or implied, concerning the Company’s outlook and guidance for first quarter and fiscal year 2025 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, the Company’s expectations regarding restructuring charges, stock-based compensation expense, amortization of intangibles, award of any tax incentives and capital expenditures, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, geopolitical uncertainties including continuing hostilities and tensions, trade restrictions and sanctions, or the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of the Company’s operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update.

Non-GAAP Financial Measures

Management discloses certain non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. These non-GAAP financial measures exclude restructuring charges, stock-based compensation expense, amortization of intangible assets acquired in business combinations, certain legal and other settlement losses (gains), customer insolvency losses (recoveries), asset impairments, other significant non-recurring costs and the related tax impacts of all of the above. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, a non-GAAP measure, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

###

Benchmark Electronics, Inc. and Subsidiaries

Condensed Consolidated Statements of Income

(Amounts in Thousands, Except Per Share Data)

(UNAUDITED)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Sales	$656,887	$691,354	$2,656,105	$2,838,976
Cost of sales	588,962	620,350	2,386,081	2,567,906
Gross profit	67,925	71,004	270,024	271,070
Selling, general and administrative expenses	37,470	35,646	149,460	147,025
Amortization of intangible assets	1,204	1,204	4,817	5,979
Restructuring charges and other costs	727	2,054	6,336	8,402
Income from operations	28,524	32,100	109,411	109,664
Interest expense	(6,175)	(8,692)	(26,922)	(31,875)
Interest income	2,879	2,033	10,208	6,256
Other expense, net	(1,350)	(3,105)	(8,802)	(2,825)
Income before income taxes	23,878	22,336	83,895	81,220
Income tax expense	5,455	4,784	20,568	16,905
Net income	$18,423	$17,552	$63,327	$64,315
Earnings per share:
Basic	$0.51	$0.49	$1.76	$1.81
Diluted	$0.50	$0.49	$1.72	$1.79
Weighted-average number of shares used in calculating earnings per share:
Basic	35,973	35,658	35,970	35,566
Diluted	36,659	35,956	36,759	35,973

Benchmark Electronics, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In Thousands)

(UNAUDITED)

	December 31,	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$315,152	$277,391
Restricted cash	12,875	5,822
Accounts receivable, net	412,458	449,404
Contract assets	167,578	174,979
Inventories	553,654	683,801
Prepaid expenses and other current assets	42,512	44,350
Total current assets	1,504,229	1,635,747
Property, plant and equipment, net	225,097	227,698
Operating lease right-of-use assets	117,995	130,830
Goodwill and other long-term assets	292,143	280,480
Total assets	$2,139,464	$2,274,755

Liabilities and Shareholders’ Equity
Current liabilities:
Current installments of long-term debt	$6,737	$4,283
Accounts payable	354,218	367,480
Advance payments from customers	143,614	204,883
Accrued liabilities	144,530	136,901
Total current liabilities	649,099	713,547
Long-term debt, net of current installments	250,457	326,674
Operating lease liabilities	108,997	123,385
Other long-term liabilities	17,598	32,064
Total liabilities	1,026,151	1,195,670
Shareholders’ equity	1,113,313	1,079,085
Total liabilities and shareholders’ equity	$2,139,464	$2,274,755

Benchmark Electronics, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In Thousands)

(UNAUDITED)

	Year Ended
	December 31,
	2024	2023
Cash flows from operating activities:
Net income	$63,327	$64,315
Depreciation and amortization	46,144	45,410
Stock-based compensation expense	13,366	15,286
Accounts receivable	33,953	42,050
Contract assets	7,401	8,634
Inventories	127,840	45,071
Accounts payable	(18,283)	(35,320)
Advance payments from customers	(61,269)	6,946
Other changes in working capital and other, net	(23,254)	(18,098)
Net cash provided by operating activities	189,225	174,294

Cash flows from investing activities:
Additions to property, plant and equipment and software	(33,253)	(77,739)
Other investing activities, net	486	601
Net cash used in investing activities	(32,767)	(77,138)

Cash flows from financing activities:
Share repurchases	(5,100)	—
Net debt activity	(74,283)	5,509
Other financing activities, net	(29,723)	(29,087)
Net cash used in financing activities	(109,106)	(23,578)

Effect of exchange rate changes	(2,538)	2,205
Net increase in cash and cash equivalents and restricted cash	44,814	75,783
Cash and cash equivalents and restricted cash at beginning of year	283,213	207,430
Cash and cash equivalents and restricted cash at end of year	$328,027	$283,213

Benchmark Electronics, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Results

(Amounts in Thousands, Except Per Share Data)

(UNAUDITED)

	Three Months Ended							Year Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Dec 31,
	2024	2024	2024	2024	2023	2023	2023	2024	2023
Income from operations (GAAP)	$28,524	$28,105	$27,253	$25,529	$32,100	$30,341	$24,481	$109,411	$109,664
Restructuring charges and other costs	727	795	1,471	3,343	2,054	1,437	2,364	6,336	7,281
Stock-based compensation expense	2,626	4,379	4,185	2,176	2,955	3,674	3,867	13,366	15,286
Amortization of intangible assets	1,204	1,205	1,204	1,204	1,204	1,592	1,591	4,817	5,979
Asset impairment	—	—	—	—	—	198	923	—	1,121
Legal and other settlement loss	239	367	317	855	—	—	—	1,778	—
Customer insolvency (recovery)	—	—	(316)	—	—	—	—	(316)	—
Non-GAAP income from operations	$33,320	$34,851	$34,114	$33,107	$38,313	$37,242	$33,226	$135,392	$139,331
GAAP operating margin	4.3%	4.3%	4.1%	3.8%	4.6%	4.2%	3.3%	4.1%	3.9%
Non-GAAP operating margin	5.1%	5.3%	5.1%	4.9%	5.5%	5.2%	4.5%	5.1%	4.9%

Gross profit (GAAP)	$67,925	$66,741	$67,950	$67,408	$71,004	$69,077	$67,031	$270,024	$271,070
Stock-based compensation expense	503	413	326	426	416	420	423	1,668	1,655
Customer insolvency (recovery)	—	—	(316)	—	—	—	—	(316)	—
Non-GAAP gross profit	$68,428	$67,154	$67,960	$67,834	$71,420	$69,497	$67,454	$271,376	$272,725
GAAP gross margin	10.3%	10.1%	10.2%	10.0%	10.3%	9.6%	9.1%	10.2%	9.5%
Non-GAAP gross margin	10.4%	10.2%	10.2%	10.0%	10.3%	9.7%	9.2%	10.2%	9.6%

Selling, general and administrative expenses	$37,470	$36,636	$38,022	$37,332	$35,646	$35,509	$37,672	$149,460	$147,025
Stock-based compensation expense	(2,123)	(3,966)	(3,859)	(1,750)	(2,539)	(3,254)	(3,444)	(11,698)	(13,631)
Legal and other settlement loss	(239)	(367)	(317)	(855)	—	—	—	(1,778)	—
Non-GAAP selling, general and administrative expenses	$35,108	$32,303	$33,847	$34,727	$33,107	$32,255	$34,228	$135,984	$133,394

Net income (GAAP)	$18,423	$15,374	$15,528	$14,002	$17,552	$20,412	$13,991	$63,327	$64,315
Restructuring charges and other costs	727	795	1,471	3,343	2,899	1,437	2,364	6,336	8,126
Stock-based compensation expense	2,626	4,379	4,185	2,176	2,955	3,674	3,867	13,366	15,286
Amortization of intangible assets	1,204	1,205	1,204	1,204	1,204	1,592	1,591	4,817	5,979
Asset impairment	—	—	—	—	—	198	923	—	1,121
Legal and other settlement loss (gain)	239	367	317	855	(37)	(3,375)	(1,155)	1,778	(4,567)
Customer insolvency (recovery)	—	—	(316)	—	—	—	—	(316)	—
Income tax adjustments(1)	(971)	(1,406)	(1,437)	(1,393)	(1,280)	(529)	(1,484)	(5,207)	(4,816)
Non-GAAP net income	$22,248	$20,714	$20,952	$20,187	$23,293	$23,409	$20,097	$84,101	$85,444

Diluted earnings per share:
Diluted (GAAP)	$0.50	$0.42	$0.43	$0.38	$0.49	$0.57	$0.39	$1.72	$1.79
Diluted (Non-GAAP)	$0.61	$0.57	$0.57	$0.55	$0.65	$0.65	$0.56	$2.29	$2.38

Weighted-average number of shares used in calculating diluted earnings per share:
Diluted (GAAP)	36,659	36,629	36,497	36,401	35,956	35,876	35,676	36,759	35,973
Diluted (Non-GAAP)	36,659	36,629	36,497	36,401	35,956	35,876	35,676	36,759	35,973

Net cash provided by operations	$45,916	$39,036	$55,816	$48,457	$137,079	$37,583	$24,538	$189,225	$174,294
Additions to property, plant and equipment and software	(9,032)	(9,814)	(8,504)	(5,903)	(11,026)	(19,664)	(8,318)	(33,253)	(77,739)
Free cash flow	$36,884	$29,222	$47,312	$42,554	$126,053	$17,919	$16,220	$155,972	$96,555

(1) This amount represents the tax impact of the non-GAAP adjustments using the applicable effective tax rates.